            As filed with the Securities and           Registration No. 2-96219

   Exchange Commission on November 1, 2000.                            811-4182


===========================================================================
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C.  20549

                             -----------------------
                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ ]
                           Pre-Effective Amendment No.             [ ]

                         Post-Effective Amendment No. 32           [x]

                                     and/or
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                      [ ]

                               Amendment No. 34                    [x]

                        (Check appropriate box or boxes)
                            ------------------------

                                MERCURY HW FUNDS
                      (formerly Hotchkis and Wiley Funds)


               (Exact name of registrant as specified in charter)
   725 S. Figueroa Street, Suite 4000
         Los Angeles, California                                    90017-5400
(Address of Principal Executive Offices)                             (Zip Code)
       Registrant's Telephone Number, including Area Code (213) 430-1000
                               Turner Swan, Esq.
                       725 S. Figueroa Street, Suite 4000
                       Los Angeles, California 90017-5400
                    (Name and address of Agent for Service)
                                with a copy to:
                             Paul H. Dykstra, Esq.
                           Gardner, Carton & Douglas
                             321 North Clark Street
                             Chicago, IL 60610-4795
         Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

         It is proposed that this filing will become effective (check appropriate box)

         [ ]     immediately upon filing pursuant to paragraph (b)
         [ ]     on (date) pursuant to paragraph (b)
         [ ]     60 days after filing pursuant to paragraph (a)(1)
         [X]     on January 1, 2001 pursuant to paragraph (a)(1)
         [ ]     75 days after filing pursuant to paragraph (a)(2)
         [ ]     on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================
Title of Securities Being Registered..............Shares of Beneficial Interest,
                                                    no par value

             Fund Asset Management Master Trust also has executed
                       this Registration Statement.

                                Explanatory Note

     This Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Mercury HW Funds (File No. 2-96219) is not intended to amend the Prospectuses or Statements of Additional Information, each dated October 6, 2000, of the other series of the Mercury HW Funds, as follows: Mercury HW Large Cap Value Fund, Mercury HW Small Cap Value Fund, Mercury HW International Value Fund, Mercury HW Global Value Fund, Mercury HW Balanced Fund, Mercury Total Return Bond Fund, Mercury Low Duration Fund, Mercury Short-Term Investment Fund, Mercury HW Equity Fund for Insurance Companies.

                            Mercury HW Mid-Cap Value Fund

                [ARTWORK]

                This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                       PROSPECTUS - January 1, 2001

Table of Contents


                                                             PAGE

[GLOBE ICON]
FUND FACTS
-----------------------------------------------------------------
About the Mercury HW Mid-Cap Value Fund.....................    2
Risk/Return Bar Chart.......................................    4
Fees and Expenses...........................................    5

[MAGNIFYING GLASS ICON]
ABOUT THE DETAILS
-----------------------------------------------------------------
How the Fund Invests........................................    7
Investment Risks............................................    7
Statement of Additional Information.........................    9

[CHECKMARK ICON]
ACCOUNT CHOICES
-----------------------------------------------------------------
Pricing of Shares...........................................   10
How to Buy, Sell, Transfer and Exchange Shares..............   16
How Shares are Priced.......................................   20
Fee-Based Programs..........................................   20
Dividends and Taxes.........................................   21

[MANAGEMENT TEAM ICON]
THE MANAGEMENT TEAM
-----------------------------------------------------------------
Management of the Fund......................................   23
Financial Highlights........................................   24

[TELEPHONE ICON]
TO LEARN MORE
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover


MERCURY HW MID-CAP VALUE FUND

[GLOBE ICON]   Fund Facts

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

COMMON STOCKS -- securities representing shares of ownership of a corporation. PRICE-TO-EARNINGS RATIO -- price of a stock divided by its earnings per share. YIELD -- percentage rate of return paid on a stock in dividends and share repurchases.
PRICE-TO-BOOK VALUE RATIO -- price of a stock divided by its book value per share.


ABOUT THE MERCURY HW MID-CAP VALUE FUND
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to seek current income and long-term growth of income, accompanied by growth of capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in COMMON STOCKS of U.S. companies with market capitalizations between $1 billion and $15 billion. Some of these securities may be purchased in initial public offerings ("IPOs").

In investing the Fund's assets, Mercury Advisors (the "Investment Adviser") follows a value style. This means that the Investment Adviser buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include:

      - low PRICE-TO-EARNINGS RATIO relative to the market
      - high YIELD relative to the market
      - low PRICE-TO-BOOK VALUE RATIO relative to the market
      - financial strength

Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and therefore the value of Fund shares, may go down. These changes may occur because a particular stock or stock market in which the Fund invests is rising or falling. Also, Fund management may select securities which underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund's investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

The Fund's value discipline sometimes prevents or limits investments in stocks that are in well-known indexes, like the Russell Midcap Index. Also, the return of the Fund will not necessarily be similar to the return of the Russell Midcap Index.

 2                       MERCURY HW MID-CAP VALUE FUND

[GLOBE ICON]  Fund Facts

Securities of mid cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. Investing in securities of mid cap companies requires a long-term view. Securities purchased in IPOs may not be available in sufficient quantity to affect the Fund's performance, and may produce losses.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See "Investment Risks" for more information about the risks associated with the Fund.

WHO SHOULD INVEST?

The Fund may be an appropriate investment for you if you:

      - Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

      - Are seeking to diversify a portfolio of equity securities to include stocks with market capitalizations between $1 billion and $15 billion.

      - Want a professionally managed and diversified portfolio.

      - Are willing to accept the risk that the value of your investment may decline in order to seek current income and long-term growth of income, accompanied by growth of capital.

      - Are prepared to receive taxable dividends.

                         MERCURY HW MID-CAP VALUE FUND                         3

[GLOBE ICON]  Fund Facts

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------


The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the year to year performance of the Class I shares of the Fund and by showing how the Fund's average annual total returns for 1 year and for the life of the Class compare with those of a broad measure of market performance. Class I shares are sold subject to sales charges, which are not reflected in the bar chart. If sales charges were reflected, the returns would be lower. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


1997                                           32.44%
1998                                          -10.26%
1999                                           16.87%

During the period shown in the bar chart, the highest return for a quarter was 26.36% (quarter ended June 30, 1999) and the lowest return for a quarter was -17.56% (quarter ended September 30, 1998). The year-to-date return as of September 30, 2000 was 27.21%.

                AVERAGE ANNUAL TOTAL RETURNS                     PAST        SINCE
         (FOR THE PERIODS ENDED DECEMBER 31, 1999)             ONE YEAR    INCEPTION
------------------------------------------------------------------------------------
 CLASS I*+                                                      10.73%      9.58%(1)
 RUSSELL MIDCAP INDEX                                           18.23%     18.86%(2)
------------------------------------------------------------------------------------

The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

* Sales charges went into effect on October 6, 2000, but are reflected in the table.

+ As of October 6, 2000, Investor Class shares were redesignated Class I shares.

(1) Since January 2, 1997.

(2) Since January 1, 1997.

 4                       MERCURY HW MID-CAP VALUE FUND

[GLOBE ICON]  Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which the Fund may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:
SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.

EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:
ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
MANAGEMENT FEES -- fees paid to the Investment Adviser for managing the Fund.

DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as compensating financial consultants and other financial intermediaries, advertising and promotion.
SERVICE (ACCOUNT MAINTENANCE) FEES -- fees used to compensate selected securities dealers or other financial intermediaries for account maintenance activities.


FEES AND EXPENSES
--------------------------------------------------------------------------------

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial consultant, selected securities dealer or other financial intermediary can help you with this decision.

THIS TABLE SHOWS THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD THE DIFFERENT CLASSES OF SHARES OF THE FUND. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
YOUR INVESTMENT)(A):                           CLASS I*  CLASS A   CLASS B(B)  CLASS C
---------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on
purchases (as a percentage of offering price)  5.25%(c)  5.25%(c)  None        None
---------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)       None(d)   None(d)   4.00%(c)    1.00%(c)
---------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on
Dividend Reinvestments                         None      None      None        None
---------------------------------------------------------------------------------------
Redemption Fee                                 None      None      None        None
---------------------------------------------------------------------------------------
Exchange Fee                                   None      None      None        None
---------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM THE FUND'S TOTAL ASSETS):
---------------------------------------------------------------------------------------
MANAGEMENT FEES(e)                             0.75%     0.75%     0.75%       0.75%
---------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE (12B-1) FEES(F)    None      0.25%     1.00%       1.00%
---------------------------------------------------------------------------------------
Other Expenses (including transfer agency
fees)                                          1.17%     1.17%     1.17%       1.17%
---------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES           1.92%     2.17%     2.92%       2.92%
---------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement(e)     0.77%     0.77%     0.77%       0.77%
---------------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES             1.15%     1.40%     2.15%       2.15%
---------------------------------------------------------------------------------------



(*) As of October 6, 2000, Investor Class shares were redesignated Class I shares
(a) Certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares.
     See "How to Buy, Sell, Transfer and Exchange Shares."
(b) Class B shares automatically convert to Class A shares about eight years after you buy them and will no longer be subject to distribution fees.
(c) Some investors may qualify for reductions in the sales charge (load).
(d) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e) The Investment Adviser has contractually agreed to waive management fees and/or reimburse expenses through June 30, 2001, as shown in the table.
(f)  The Fund calls the "Service Fee" an "Account Maintenance
     Fee." Account Maintenance Fee is the term used elsewhere in this prospectus and in all other Fund materials. If you hold
     Class B or C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.


                         MERCURY HW MID-CAP VALUE FUND                         5

[GLOBE ICON]  Fund Facts

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to that particular class and that the Fund's operating expenses remain the same except for the expense reimbursement in effect for the first year. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



Expenses if you did redeem your shares:



                           CLASS I           CLASS A           CLASS B           CLASS C
-----------------------------------------------------------------------------------------
 ONE YEAR                  $   636           $   660           $   618           $   318
-----------------------------------------------------------------------------------------
 THREE YEARS               $ 1,026           $ 1,098           $ 1,131           $   831
-----------------------------------------------------------------------------------------
 FIVE YEARS                $ 1,440           $ 1,562           $ 1,670           $ 1,470
-----------------------------------------------------------------------------------------
 TEN YEARS                 $ 2,591           $ 2,840           $ 3,010*          $ 3,188
-----------------------------------------------------------------------------------------



Expenses if you did not redeem your shares:



                           CLASS I           CLASS A           CLASS B           CLASS C
-----------------------------------------------------------------------------------------
 ONE YEAR                  $   636           $   660           $   218           $   218
-----------------------------------------------------------------------------------------
 THREE YEARS               $ 1,026           $ 1,098           $   831           $   831
-----------------------------------------------------------------------------------------
 FIVE YEARS                $ 1,440           $ 1,562           $ 1,470           $ 1,470
-----------------------------------------------------------------------------------------
 TEN YEARS                 $ 2,591           $ 2,840           $ 3,010*          $ 3,188
-----------------------------------------------------------------------------------------



*Assumes conversion to Class A shares approximately eight years after purchase.
 See note (b) to the Fees and Expenses table on page 5.


 6                            MERCURY HW MID-CAP VALUE FUND

[MAGNIFYING GLASS ICON]   About the Details

ABOUT THE PORTFOLIO MANAGERS -- Jim Miles began co-managing the Fund in May 1995 when he joined the Investment Adviser. Before joining the Investment Adviser, Mr. Miles was with BT Securities Corporation (an affiliate of Bankers Trust New York Corporation) as vice president in the BT Securities Finance Group from 1988 to 1995.

Stan Majcher has been a portfolio manager of the Fund since January 1999. Mr. Majcher joined the Investment Adviser in August 1996 as a domestic equity analyst. From 1994 to 1996, he was an investment banking analyst at Merrill Lynch & Co. Inc.

ABOUT THE INVESTMENT ADVISER -- Mercury Advisors manages the Fund.


HOW THE FUND INVESTS
--------------------------------------------------------------------------------
The Fund's investment objective is to provide current income and long-term growth of income, accompanied by growth of capital.

The Fund invests at least 65% of its total assets in stocks of mid cap U.S. companies. A "mid cap company" is one with a market capitalization of between $1 billion and $15 billion at the time of investment. Some of these securities may be purchased in initial public offerings.

In addition to these principal investments, the Fund can invest up to 20% of its total assets in foreign securities.

MONEY MARKET INVESTMENTS

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. Also, the Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objective using this type of investing.

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

The Fund's principal risks are listed below:

MARKET AND SELECTION RISK

Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

MID CAP COMPANIES

The Fund invests in the securities of mid cap companies. Investment in mid cap companies involves more risk than investing in larger, more established companies. Mid cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if

                         MERCURY HW MID-CAP VALUE FUND                         7

[MAGNIFYING GLASS ICON]  About the Details

management changes, or there are other adverse developments, the Fund's investment in a mid cap company may lose substantial value.

INITIAL PUBLIC OFFERINGS

Securities purchased in initial public offerings may produce gains that positively affect Fund performance during any given period, but such securities may not be available during other periods or, even if they are available, may not be available in sufficient quantity to have a meaningful impact on Fund performance. They may also, of course, produce losses.

The Fund also may be subject to the following risks:

FOREIGN MARKET RISK

The Fund may invest up to 20% of its total assets in securities of companies located in foreign countries, including American Depositary Receipts. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. Foreign investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

      - These holdings may be adversely affected by foreign political and economic developments and U.S. and foreign laws relating to foreign investments.

      - International trade barriers or economic sanctions against certain foreign countries may adversely affect these holdings.


PORTFOLIO TURNOVER


At times the Fund may purchase securities for short-term profits, which may result in a high portfolio turnover rate. A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne by the Fund.

CONVERTIBLE SECURITIES

Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible

 8                        MERCURY HW MID-CAP VALUE FUND

[MAGNIFYING GLASS ICON]  About the Details

usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DEBT SECURITIES

Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities.

DERIVATIVES

The Fund also may invest in options. Derivatives like options may allow the Fund to increase or decrease its level of risk exposure more quickly and efficiently than transactions in other types of instruments. Derivatives, however, are more volatile and involve significant risks, including:

      - LEVERAGE RISK -- Leverage risk is the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      - LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

                         MERCURY HW MID-CAP VALUE FUND                         9

[CHECKMARK ICON]   Account Choices

PRICING OF SHARES
--------------------------------------------------------------------------------


The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals.


The Fund's shares are distributed by FAM Distributors, Inc. (the "Distributor").


For example, if you select Class I or A shares, you generally pay the Distributor a sales charge at the time of purchase. If you buy Class A shares, you also pay out of Fund assets an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.



If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.



Certain financial institutions may charge you additional fees in connection with transactions in fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.


 10                      MERCURY HW MID-CAP VALUE FUND

[CHECKMARK ICON]   Account Choices

To better understand the pricing of each class of the Fund's shares, we have summarized the information below:

                                   CLASS I*                      CLASS A                       CLASS B
---------------------------------------------------------------------------------------------------------------
Availability               LIMITED TO CERTAIN            GENERALLY AVAILABLE           GENERALLY AVAILABLE
                           INVESTORS INCLUDING: -        THROUGH SELECTED              THROUGH SELECTED
                           Investor Class and            SECURITIES DEALERS AND        SECURITIES DEALERS AND
                           current Class I               OTHER FINANCIAL               OTHER FINANCIAL
                           beneficial shareholders.      INTERMEDIARIES.               INTERMEDIARIES.
                           -Certain retirement
                            plans.
                           -Participants in certain
                            programs sponsored by
                            affiliates.
                           -Certain investors
                            participating in
                            transaction fee
                            programs.
                           -Certain employees and
                            affiliates of selected
                            securities dealers and
                            other financial
                            intermediaries.
---------------------------------------------------------------------------------------------------------------
Initial Sales Charge?      YES. PAYABLE AT TIME OF       YES. PAYABLE AT TIME OF       NO. ENTIRE PURCHASE
                           PURCHASE. LOWER SALES         PURCHASE. LOWER SALES         PRICE IS INVESTED IN
                           CHARGES AVAILABLE FOR         CHARGES AVAILABLE FOR         SHARES OF THE FUND.
                           LARGER INVESTMENTS.           LARGER INVESTMENTS.
---------------------------------------------------------------------------------------------------------------
Deferred Sales             NO. (MAY BE CHARGED FOR       NO. (MAY BE CHARGED FOR       YES. PAYABLE IF YOU
Charge?                    PURCHASES OVER $1             PURCHASES OVER $1             REDEEM WITHIN SIX YEARS
                           MILLION THAT ARE              MILLION THAT ARE              OF PURCHASE.
                           REDEEMED WITHIN ONE           REDEEMED WITHIN ONE
                           YEAR.)                        YEAR.)
---------------------------------------------------------------------------------------------------------------
Account Maintenance        NO.                           0.25% ACCOUNT                 0.25% ACCOUNT
and Distribution                                         MAINTENANCE FEE NO            MAINTENANCE FEE 0.75%
Fees?                                                    DISTRIBUTION FEE.             DISTRIBUTION FEE.
---------------------------------------------------------------------------------------------------------------
Conversion to Class A      NO.                           NO.                           YES, AUTOMATICALLY AFTER
shares?                                                                                APPROXIMATELY EIGHT
                                                                                       YEARS.
---------------------------------------------------------------------------------------------------------------

                               CLASS C
Availability           GENERALLY AVAILABLE
                       THROUGH SELECTED
                       SECURITIES DEALERS AND
                       OTHER FINANCIAL
                       INTERMEDIARIES.
------------------------------------------------------------------------
Initial Sales Charge?  NO. ENTIRE PURCHASE
                       PRICE IS INVESTED IN
                       SHARES OF THE FUND.
-------------------------------------------------------------------------------------------------
Deferred Sales         YES. PAYABLE IF YOU
Charge?                REDEEM WITHIN ONE YEAR
                       OF PURCHASE.
---------------------------------------------------------------------------------------------------------------
Account Maintenance    0.25% ACCOUNT
and Distribution       MAINTENANCE FEE 0.75%
Fees?                  DISTRIBUTION FEE.
---------------------------------------------------------------------------------------------------------------
Conversion to Class A  NO.
shares?
---------------------------------------------------------------------------------------------------------------


* As of October 6, 2000, Investor Class shares were redesignated Class I shares.


                       MERCURY HW MID-CAP VALUE FUND                          11

[CHECKMARK ICON]  Account Choices

RIGHT OF ACCUMULATION -- permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.


CLASS I* AND A SHARES -- INITIAL SALES CHARGE OPTIONS



If you select Class I or A shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers' compensation will be as shown in the last column.


                                                                           DEALER
                                                     AS A % OF          COMPENSATION
                                AS A % OF              YOUR               AS A % OF
     YOUR INVESTMENT         OFFERING PRICE        INVESTMENT**        OFFERING PRICE
---------------------------------------------------------------------------------------
 LESS THAN $25,000                5.25%                5.54%                5.00%
---------------------------------------------------------------------------------------
 $25,000 BUT LESS THAN
 $50,000                          4.75%                4.99%                4.50%
---------------------------------------------------------------------------------------
 $50,000 BUT LESS THAN
 $100,000                         4.00%                4.17%                3.75%
---------------------------------------------------------------------------------------
 $100,000 BUT LESS THAN
 $250,000                         3.00%                3.09%                2.75%
---------------------------------------------------------------------------------------
 $250,000 BUT LESS THAN
 $1,000,000                       2.00%                2.04%                1.80%
---------------------------------------------------------------------------------------
 $1,000,000 AND OVER***           0.00%                0.00%                0.00%
---------------------------------------------------------------------------------------

  *As of October 6, 2000, Investor Class shares were redesignated Class I shares.
 ** Rounded to the nearest one-hundredth percent.

***If you invest $1,000,000 or more in Class I or A shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own resources. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I and A shares by certain employer-sponsored retirement or savings plans.



No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends.



A reduced or waived sales charge on a purchase of Class I or A shares may apply for:


      - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT
      - Certain trusts managed by banks, thrifts or trust companies including those affiliated with the Investment Adviser or its affiliates
      - Certain employer-sponsored retirement or savings plans
      - Certain investors, including directors or trustees of mutual funds sponsored by the Investment Adviser or its affiliates, employees

 12                      MERCURY HW MID-CAP VALUE FUND

[CHECKMARK ICON]  Account Choices

        of the Investment Adviser and its affiliates and employees of selected securities dealers
      - Certain programs of the Investment Adviser or its affiliates
      - Certain programs of selected securities dealers and other financial intermediaries that have an agreement with the Distributor or its affiliates

      - Shareholders who beneficially owned Investor Class shares before October 6, 2000



Only certain investors are eligible to buy Class I shares, including existing Class I beneficial shareholders of the Fund, certain retirement plans, participants in certain programs sponsored by the Investment Adviser or its affiliates and certain investors participating in transaction fee programs. Your financial consultant, selected securities dealer or other financial intermediary can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.



If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I shares since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not.



If you redeem Class I or Class A shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, selected securities dealer, other financial intermediary or the Fund's Transfer Agent at 1-800-236-4479.



CLASS B AND C SHARES -- DEFERRED SALES CHARGE OPTIONS



If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under a distribution plan that the Fund has adopted under Rule 12b-1 of the Investment Company Act of 1940. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial


                         MERCURY HW MID-CAP VALUE FUND                        13

[CHECKMARK ICON]  Account Choices


consultant, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.



CLASS B SHARES



If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:



  YEAR SINCE PURCHASE      SALES CHARGE*
------------------------------------------
 0 - 1                         4.00%
------------------------------------------
 1 - 2                         4.00%
------------------------------------------
 2 - 3                         3.00%
------------------------------------------
 3 - 4                         3.00%
------------------------------------------
 4 - 5                         2.00%
------------------------------------------
 5 - 6                         1.00%
------------------------------------------
 6 AND THEREAFTER              0.00%
------------------------------------------



*The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Mercury funds have identical deferred sales charge schedules. If you exchange your shares for shares of another Mercury fund, the higher charge will apply, if any would apply.



The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:



      - Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old



      - Redemption by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers



      - Redemption in connection with participation in certain fee-based programs managed by the Investment Adviser or its affiliates



      - Redemption in connection with participation in certain fee-based programs managed by selected securities dealers or other financial intermediaries that have agreements with the Distributor or its affiliates



      - Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held


 14                       MERCURY HW MID-CAP VALUE FUND

[CHECKMARK ICON]  Account Choices


      - Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established



Your Class B shares convert automatically into Class A shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.



Different conversion schedules may apply to Class B shares of different Mercury mutual funds. If you acquire your Class B shares in an exchange from another fund with a longer conversion schedule, the other fund's conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.



CLASS C SHARES



If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plan.



Class C shares do not offer a conversion privilege.


                         MERCURY HW MID-CAP VALUE FUND                        15

[CHECKMARK ICON]  Account Choices


HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

--------------------------------------------------------------------------------

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial consultant, selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-236-4479. Because the selection of a mutual fund involves many considerations, your financial consultant, selected securities dealer or other financial intermediary may help you with this decision. The Fund does not issue share certificates.


Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.


 16                       MERCURY HW MID-CAP VALUE FUND

[CHECKMARK ICON] Account Choices


  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
BUY SHARES             First, select the share class        Refer to the pricing of shares table on page 11. Be sure to
                       appropriate for you                  read this prospectus carefully.
                       -------------------------------------------------------------------------------------------------
                       Next, determine the amount of        The minimum initial investment for the Fund is $1,000 for
                       your investment                      all accounts except:
                                                            - $500 for certain fee-based programs
                                                            - $100 for retirement plans
                                                            (The minimums for initial investments may be waived under
                                                            certain circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. Purchase orders
                       other financial intermediary         placed prior to the close of regular trading on the New York
                       submit your purchase order           Stock Exchange (generally, 4:00 p.m. Eastern time) are
                                                            priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
                                                            Purchase orders placed after that time are priced at the net asset value determined on the next business day. The Fund
                                                            may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase. For example, Merrill
                                                            Lynch, Pierce, Fenner & Smith Incorporated currently charges a $5.35 processing fee. The fees charged by other financial intermediaries may be higher or lower.
                       -------------------------------------------------------------------------------------------------
                       Or contact the Transfer Agent        To purchase shares directly, call the Transfer Agent at
                                                            1-800-236-4479 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.
------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR            Purchase additional shares           The minimum investment for additional purchases is generally
INVESTMENT                                                  $100 for all accounts except: - $50 for certain fee-based
                                                            programs - $1 for retirement plans (The minimums for
                                                            additional purchases may be waived under certain
                                                            circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Acquire additional shares            All dividends are automatically reinvested without a sales
                       through the automatic dividend       charge.
                       reinvestment plan
                       -------------------------------------------------------------------------------------------------
                       Participate in the automatic         You may invest a specific amount on a periodic basis through
                       investment plan                      your selected securities dealer or other financial
                                                            intermediary. The current minimum for such automatic
                                                            reinvestments is $100. The minimum may be waived or revised under certain circumstances.
------------------------------------------------------------------------------------------------------------------------


                       MERCURY HW MID-CAP VALUE FUND                          17

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO     Transfer to a participating          You may transfer your Fund shares to another selected
ANOTHER SECURITIES     securities dealer or other           securities dealer or other financial intermediary if
DEALER OR OTHER        financial intermediary               authorized dealer agreements are in place between the
FINANCIAL                                                   Distributor and the transferring intermediary and the
INTERMEDIARY                                                Distributor and the receiving intermediary. Certain
                                                            shareholder services may not be available for all
                                                            transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future
                                                            trading of these assets must be coordinated by the receiving intermediary.
                       -------------------------------------------------------------------------------------------------
                       Transfer to a non-participating      You must either:
                       securities dealer or other           - Transfer your shares to an account withthe Transfer Agent;
                       financial intermediary                 or
                                                            - Sell your shares, paying any applicable deferred sales
                                                              charge.
------------------------------------------------------------------------------------------------------------------------
SELL YOUR SHARES       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. For your
                       other financial intermediary         redemption request to be priced at the net asset value on
                       submit your sales order              the day of your request, you must submit your request to
                                                            your selected securities dealer or other financial
                                                            intermediary prior to that day's close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern
                                                            time). Certain financial intermediaries, however, may
                                                            require submission of orders prior to that time. Redemption requests placed after that time are priced at the net asset value at the close of regular trading on the next business day.

                                                            Certain financial intermediaries may charge a fee to process a sale of shares. For example, Merrill Lynch, Pierce, Fenner
                                                            & Smith Incorporated currently charges a $5.35 processing
                                                            fee. No processing fee is charged if you redeem the shares directly through the Transfer Agent. The fees charged by
                                                            other financial intermediaries may be higher or lower.

                                                            The Fund may reject an order to sell shares under certain
                                                            circumstances.
                       -------------------------------------------------------------------------------------------------
                       Sell through the Transfer Agent      You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                            sign the letter. A signature guarantee will generally be
                                                            required but may be waived in certain limited circumstances.
                                                            You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings
                                                            association, national securities exchange or registered
                                                            securities association. A notary public seal will not be
                                                            acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your
                                                            proceeds. This delay will usually not exceed ten days.

                                                            You may also sell shares held at the Transfer Agent by
                                                            telephone request if the amount being sold is less than
                                                            $50,000 and if certain other conditions are met. Contact the
                                                            Transfer Agent at 1-800-236-4479 for details.
------------------------------------------------------------------------------------------------------------------------

 18                        MERCURY HW MID-CAP VALUE FUND

[CHECKMARK ICON] Account Choices


  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
SELL SHARES            Participate in the Fund's            You can choose to receive systematic payments from your Fund
SYSTEMATICALLY         Systematic Withdrawal Plan           account either by check or through direct deposit to your
                                                            bank account on a monthly or quarterly basis. You can
                                                            generally arrange through your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly,
                                                            quarterly, semi-annual or annual basis, subject to certain conditions. Under either method, you must have dividends
                                                            automatically reinvested.

                                                            For Class B and C shares, your total annual withdrawals
                                                            cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales
                                                            charge is waived for systematic redemptions. Ask your
                                                            financial intermediary for details.
------------------------------------------------------------------------------------------------------------------------
EXCHANGE YOUR          Select the fund into which you       You can exchange your shares of the Fund for shares of other
SHARES                 want to exchange. Be sure to         Mercury mutual funds or for shares of the Summit Cash
                       read that fund's prospectus          Reserves Fund. You must have held the shares used in the
                                                            exchange for at least 15 calendar days before you can
                                                            exchange to another fund.

                                                            Each class of Fund shares is generally exchangeable for
                                                            shares of the same class of another Mercury fund. If you own
                                                            Class I shares and wish to exchange into a fund in which you have no Class I shares (and are not otherwise eligible to
                                                            buy Class I shares), you will exchange into Class A shares.
                                                            If you own Class I or Class A shares and wish to exchange
                                                            into Summit, you will exchange into Class A shares of
                                                            Summit. Class B or Class C shares can be exchanged for Class
                                                            B shares of Summit.

                                                            Some of the Mercury mutual funds may impose a different
                                                            initial or deferred sales charge schedule. If you exchange
                                                            Class I or A shares for shares of a fund with a higher
                                                            initial sales charge than you originally paid, you may be
                                                            charged the difference at the time of exchange. If you
                                                            exchange Class B or Class C shares for shares of a fund with a different deferred sales charge schedule, the higher
                                                            schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding
                                                            period for calculating a deferred sales charge at
                                                            redemption. Your time in both funds will also count when
                                                            determining the holding period for a conversion from Class B to Class A shares.

                                                            To exercise the exchange privilege, contact your financial consultant, selected securities dealer or other financial
                                                            intermediary or call the Transfer Agent at 1-800-236-4479.

                                                            Although there is currently no limit on the number of
                                                            exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
------------------------------------------------------------------------------------------------------------------------


                         MERCURY HW MID-CAP VALUE FUND                        19

[CHECKMARK ICON]  Account Choices

NET ASSET VALUE -- the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of regular trading on the Exchange based on prices at the time of closing. Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. If market quotations are not available, the Fund may use fair value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.


Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class I and Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class I and Class A shares have lower expenses.


FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or in certain transaction fee programs sponsored by selected securities dealers or other financial intermediaries that have an agreement with the Distributor, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.


You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.


 20                      MERCURY HW MID-CAP VALUE FUND

[CHECKMARK ICON]  Account Choices

DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

"BUYING A DIVIDEND"
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.


If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the Fund's shares or into the Summit fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.


Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute any net investment income and any net realized long-term or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. DIVIDENDS may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a selected securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. The Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains, if any, may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold.

You may be subject to Federal income tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to Federal income tax. Capital gains are generally taxed at different rates than ordinary income dividends. In addition, dividends from the Fund may be subject to state and local income taxes.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include

                         MERCURY HW MID-CAP VALUE FUND                        21

[CHECKMARK ICON]  Account Choices

distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

 22                        MERCURY HW MID-CAP VALUE FUND

[MANAGEMENT TEAM ICON]   The Management Team

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Mercury Advisors, the Fund's Investment Adviser, manages the Fund's investments under the overall supervision of the Board of Trustees. The Investment Adviser has the responsibility for making all investment decisions for the Fund. For the fiscal year ended June 30, 2000, the Fund paid an affiliate of the Investment Adviser a management fee at the annual rate of 0.75% of the average daily net assets of the Fund.

The Investment Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $555 billion in investment company and other portfolio assets under management as of June 30, 2000.

Although not required to do so, the Investment Adviser has agreed to make reimbursements so that the regular annual operating expenses of the Fund will be limited as shown in the table on page 5. The Investment Adviser has agreed to these expense limits through June 2001, and will thereafter give shareholders at least 30 days' notice if this reimbursement policy will change.

The Investment Adviser is allowed to allocate brokerage based on sales of shares of funds managed by the Investment Adviser.

The Fund is a series of Mercury HW Funds, formerly known as Hotchkis and Wiley Funds. The Fund was formerly called the Mid-Cap Fund.

                        MERCURY HW MID-CAP VALUE FUND                         23

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Only Class I shares were offered during these periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights were audited by PricewaterhouseCoopers LLP. The accountants' report and the Fund's financial statements are included in the Fund's annual report, which is available upon request. Further performance information is contained in the annual report.


                                                                             CLASS I(1)
                                                              -----------------------------------------
                                                                     FOR THE YEAR ENDED JUNE 30,
INCREASE (DECREASE) IN                                        -----------------------------------------
NET ASSET VALUE:                                               2000        1999       1998      1997(2)
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                             $12.03     $12.92     $11.65     $10.00
-------------------------------------------------------------------------------------------------------
Investment income -- net                                         0.18       0.16       0.13       0.07
-------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net        0.97       0.46       1.60       1.64
-------------------------------------------------------------------------------------------------------
Total from investment operations                                 1.15       0.62       1.73       1.71
-------------------------------------------------------------------------------------------------------
Less dividends and distributions
  Investment income -- net                                      (0.14)        --      (0.14)     (0.06)
  Realized gain on investments -- net                           (0.29)     (1.51)     (0.32)        --
-------------------------------------------------------------------------------------------------------
Total dividends and distributions                               (0.43)     (1.51)     (0.46)     (0.06)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $12.75     $12.03     $12.92     $11.65
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
-------------------------------------------------------------------------------------------------------
Based on net asset value per share                              10.41%      7.66%     15.00%     17.15%(++)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement                                   1.15%      1.05%      1.00%      1.00%(+)
-------------------------------------------------------------------------------------------------------
Expenses                                                         1.92%      2.02%      2.72%      8.26%(+)
-------------------------------------------------------------------------------------------------------
Investment income -- net                                         2.12%      1.43%      1.20%      1.87%(+)
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in millions)                          $10.26      $6.87      $7.54      $1.99
-------------------------------------------------------------------------------------------------------
Portfolio turnover                                                179%       113%        71%        23%(++)
-------------------------------------------------------------------------------------------------------

(1) As of October 6, 2000, Investor Class shares were redesignated Class I shares. No sales loads were charged prior to this time.

(2) The Fund commenced operations on January 2, 1997.

*  Total investment return excludes the effects of sales charges.

(+)  Annualized.

(++)  Not annualized.

 24                      MERCURY HW MID-CAP VALUE FUND


FUND
Mercury HW Mid-Cap Value Fund
of Mercury HW Funds
725 South Figueroa Street, Suite 4000
Los Angeles, California 90017-5400
(800-236-4479)

INVESTMENT ADVISER
Administrative Offices:
Mercury Advisors
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address:
725 South Figueroa Street
Suite 4000
Los Angeles, California 90017-5400

TRANSFER AGENT
Financial Data Services, Inc.
Administrative Offices:
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
Mailing Address:
P.O. Box 41621
Jacksonville, Florida 32232-1621
(800-236-4479)

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1500
Milwaukee, Wisconsin 53202

DISTRIBUTOR
FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

COUNSEL
Gardner, Carton & Douglas
321 North Clark Street
Chicago, Illinois 60610-4795

[TELEPHONE ICON]   To Learn More

SHAREHOLDER REPORTS

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-236-4479.

The Fund will send you one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial consultant or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant, other financial intermediary, or the Transfer Agent at 1-800-236-4479.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621 or by calling 1-800-236-4479.
Contact your financial consultant, other financial intermediary, or the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION IN THIS PROSPECTUS.
Investment Company Act File #811-4182.

CODE #MHW-P-1050-0101

(C) Mercury Advisors

                                           Mercury HW
                                           Mid-Cap Value Fund

                                           [ARTWORK]

                                            PROSPECTUS - January 1, 2001

                      STATEMENT OF ADDITIONAL INFORMATION

                         MERCURY HW MID-CAP VALUE FUND

725 South Figueroa Street, Suite 4000, Los Angeles, California 90017 - Phone No.
                                 (800) 236-4479

                            ------------------------

     Mercury HW Mid-Cap Value Fund (the "Fund") is a fund of the Mercury HW Funds (the "Trust"). The Trust is a diversified, open-end, management investment company which is organized as a Massachusetts business trust. The investment objective of the Fund is to seek to provide current income and long-term growth of income, accompanied by growth of capital. The Fund seeks to achieve its investment objective by investing primarily in stocks of U.S. companies with market capitalizations of between $1 billion and $15 billion. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."


     The Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."


                            ------------------------


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Fund dated January 1, 2001 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at 1-800-236-4479 or your financial consultant or other financial intermediary, or by writing to the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its annual report for the fiscal year ended June 30, 2000. You may request copies of the annual report at no charge by calling 1-800-236-4479 between 8:30 a.m. and 5:30 p.m. (Eastern time) on any business day.


                            ------------------------

                     MERCURY ADVISORS -- INVESTMENT ADVISER
                     FAM DISTRIBUTORS, INC. -- DISTRIBUTOR

                            ------------------------


    The date of this Statement of Additional Information is January 1, 2001

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Trust History...............................................    3
Investment Objective and Policies...........................    3
  Investment Restrictions...................................    3
  Repurchase Agreements.....................................    4
  Bonds.....................................................    4
  U.S. Government Securities................................    4
  Corporate Debt Securities.................................    5
  Convertible Securities....................................    5
  Derivative Instruments....................................    6
  Foreign Securities........................................    7
  Foreign Investment Risks..................................    7
  Swap Agreements...........................................    8
  Illiquid Securities.......................................    8
  Borrowing.................................................    9
  When-Issued Securities....................................   10
  Real Estate Investment Trusts.............................   10
  Shares of Other Investment Companies......................   10
  Limited Partnerships......................................   10
  Short Sales Against-the-Box...............................   10
  Corporate Loans...........................................   10
  Temporary Defensive Position..............................   11
Management of the Fund......................................   11
  Advisory Arrangements.....................................   13
  Accounting and Administrative Services....................   14
  Code of Ethics............................................   14
Purchase of Shares..........................................   15
  Initial Sales Charge Alternatives -- Class I and Class A
    Shares..................................................   16
  Reduced Initial Sales Charges.............................   17
  Deferred Sales Charge Alternatives -- Class B and Class C
    Shares..................................................   18
  Distribution Plans........................................   20
  Limitations on the Payment of Deferred Sales Charges......   22
Redemption of Shares........................................   22
  Redemption................................................   22
  Repurchase................................................   23
  Reinstatement Privilege -- Class I and Class A Shares.....   24
Pricing of Shares...........................................   24
  Determination of Net Asset Value..........................   24
  Computation of Offering Price Per Share...................   25
Portfolio Transactions and Brokerage........................   26
  Transactions in Portfolio Securities......................   26
Shareholder Services........................................   27
  Investment Account........................................   27
  Exchange Privilege........................................   28
  Fee-Based Programs........................................   30
  Retirement Plans..........................................   30
  Automatic Investment Plans................................   30
  Automatic Dividend Reinvestment Plan......................   30
  Systematic Withdrawal Plans...............................   31
Dividends and Tax Status....................................   31
Performance Data............................................   33
General Information.........................................   34
  Description of Shares.....................................   34
  Issuance of Fund Shares for Securities....................   35
  Redemption in Kind........................................   35
  Independent Auditors......................................   35
  Custodian.................................................   35
  Transfer Agent............................................   36
  Legal Counsel.............................................   36
  Reports to Shareholders...................................   36
  Shareholder Inquiries.....................................   36
  Additional Information....................................   36
  Principal Holders.........................................   36

                                 TRUST HISTORY

     The Trust was organized on August 22, 1984 as a Massachusetts business trust. Before October 7, 1994, the Trust was called "Olympic Trust," and before October 6, 2000, the Trust was called "Hotchkis and Wiley Funds." The Trust is a diversified, open-end, management investment company currently consisting of ten separate funds. Prior to October 6, 2000, the Fund was called the Mid-Cap Fund.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide current income and long-term growth of income, accompanied by growth of capital. Reference is made to the discussion under "How the Fund Invests" and "Investment Risks" in the Prospectus for information with respect to the Fund's investment objective and policies.

     Mercury Advisors (the "Investment Adviser"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

     Except as noted, the Fund may not:

      1. Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities ("U.S. government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

      2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

      3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

      4. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; the Fund will not purchase any additional portfolio securities while such borrowings are outstanding.

      5. Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

      6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.


      7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      8. Make investments for the purpose of exercising control or management.

      9. Participate on a joint or joint and several basis in any trading account in securities.

     10. Make loans, except through repurchase agreements.

     11. Purchase or sell foreign currencies.

Any percentage limitation on the Fund's investments is determined when the investment is made, unless otherwise noted.


     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the 1940 Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the 1940 Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order the Fund is prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.


REPURCHASE AGREEMENTS

     A repurchase agreement is an agreement where the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of those instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

BONDS

     The term "bond" or "bonds" as used in the Prospectus and this Statement of Additional Information is intended to include all manner of fixed-income securities, debt securities and other debt obligations unless specifically defined or the context requires otherwise.

U.S. GOVERNMENT SECURITIES

     U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the

United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

     The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT SECURITIES

     The Fund's investments in U.S. dollar corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Investment Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities of domestic or foreign issuers rated investment grade (any of the four highest grades) by a major rating agency or, if unrated, of comparable quality in the Investment Adviser's opinion. The Fund also may invest up to 5% of its total assets in convertible securities rated below investment grade, but not below B, or, if unrated, of comparable quality in the Investment Adviser's opinion. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

DERIVATIVE INSTRUMENTS


     To the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, the Fund may purchase and write call and put options on securities and securities indexes and enter into forward contracts. The Fund also may enter into swap agreements with respect to interest rates and securities indexes. The Fund may use these techniques to hedge against changes in interest rates, or securities prices or as part of its overall investment strategies. The Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, swap agreements and options to avoid leveraging of the Fund.


     Options on Securities and on Securities Indexes. The Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FOREIGN SECURITIES

     The Fund may invest in American Depositary Receipts ("ADRs") or other securities convertible into securities of issuers based in foreign countries or other foreign securities that can be purchased and sold in U.S. dollars. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets.

FOREIGN INVESTMENT RISKS

     Foreign Market Risk. The Fund may invest a portion of its assets in foreign securities. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or otherwise adversely affect the Fund's operations. Other foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.


     EMU. For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty of European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are now listed, traded, declaring dividends and making other payments only in euros.


     No assurance can be given that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU.


     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate companies less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.


     Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

SWAP AGREEMENTS

     The Fund may enter into interest rate and index swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

ILLIQUID SECURITIES

     The Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or because they have legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Investment Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Investment Adviser; and (2) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

     The Fund may borrow for temporary or emergency purposes in amounts not exceeding 10% of the Fund's total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. This is the speculative factor known as leverage.

WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

SHARES OF OTHER INVESTMENT COMPANIES


     The Fund can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go down in value. They also may not perform in correlation with the Fund's principal strategies. The Fund will pay additional fees through its investments in other investment companies.


LIMITED PARTNERSHIPS

     The Fund can invest in limited partnership interests.

SHORT SALES AGAINST-THE-BOX

     The Fund can borrow and sell "short" securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund's total assets can be held as collateral for short sales at any one time.

CORPORATE LOANS

     The Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate". The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

TEMPORARY DEFENSIVE POSITION

     When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, money market mutual funds, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.

                             MANAGEMENT OF THE FUND

     The Trustees oversee the actions of the Fund's Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust. The Trustees (* denotes "interested" Trustee as defined in the 1940 Act, due to the relationship with the Investment Adviser) and officers of the Trust are:

     MICHAEL BAXTER* (37) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Managing Director of the Investment Adviser (since
1996); Co-Head of the Investment Adviser (1999 - 2000); Partner of the Investment Adviser (1994 - 1996); Portfolio Manager of the Investment Adviser (since 1990).

     ROBERT L. BURCH III (66) -- Trustee -- One Rockefeller Plaza, New York, NY 10020. Managing Partner, A.W. Jones Co. (investments) (since 1984); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (since 1977).

     JOHN A. G. GAVIN (69) -- Trustee -- 2100 Century Park West, Los Angeles, CA 90067. Partner and Managing Director, Hicks, Muse, Tate & Furst (Latin America) (private equity investment firm) (since 1994); Chairman, Gamma Holdings (investment holding company) (since 1968); Principal, Gavin, Dailey & Partners (consulting) (since 1993); U.S. Ambassador to Mexico (1981 - 1986); Director, Apex Mortgage Capital, Inc., Atlantic Richfield Co., International Wire Corp. and Krause's Furniture, Inc.

     JOE GRILLS (65) -- Trustee -- P.O. Box 98, Rapidan, VA 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute (affiliation changed in June 2000 to the Association of Financial Professionals) ("CIEBA") (since 1986); Member of CIEBA's Executive Committee (since 1988) and its Chairman (1991 - 1992); Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds (1986 - 1993); Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute (since 1997); Director, Duke Management Company (since 1992) and Vice Chairman (since 1998); Director, Kimco Realty Corporation (since 1997); Director, LaSalle Street Fund (since 1995); Member of the Investment Advisory Committee of the Virginia Retirement System (since 1998); Director, Montpelier Foundation (since 1998); Member of the Investment Committee of the Woodberry Forest School (since 2000); Member of the Investment Committee of the National Trust for Historic Preservation (since 2000); Trustee or Director of 24 registered investment companies (consisting of 56 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NIGEL HURST-BROWN* (49) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Managing Director of the Investment Adviser (since 1998); Co-Head of the Investment Adviser (1999 - 2000); Director of Mercury Asset Management Group Plc. (since 1990).


     MADELEINE A. KLEINER (49) -- Trustee -- 1900 Avenue of the Stars, Suite 1700, Los Angeles, CA 90067. Former Senior Executive Vice President, Chief Administrative Officer and General Counsel, H.F. Ahmanson & Company and Home Savings of America, FSB (banking company) (1995 - 1998); Partner, Gibson, Dunn & Crutcher (law firm) (1983 - 1995).


     RICHARD R. WEST (62) -- Trustee -- Box 604, Genoa, NV 89411. Professor of Finance (since 1984), Dean (1984 - 1993), and currently Dean Emeritus, New York University Leonard N. Stern School of Business Administration; Director, Vornado Realty Trust, Inc. and Vornado Operating (real estate holding company); Director, Bowne & Co., Inc. (financial printers); Director, Alexander's, Inc. (real estate company); Trustee or Director of 67 registered investment companies (consisting of 72 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.


     NANCY D. CELICK (49) -- President -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. First Vice President of the Investment Adviser (since 2000); Chief Administrative Officer of the Investment Adviser
(1998 - 2000); Chief Financial Officer of the Investment Adviser (1993 - 1998); Chief Financial Officer of Kennedy-Wilson, Inc. (auction marketing services) (1992 - 1993); Chief Financial Officer of First National Corporation (bank holding company) (1984 - 1992).


     DONALD C. BURKE (40) -- Vice President and Treasurer -- P.O. Box 9011, Princeton, NJ 08543-9011. Senior Vice President and Treasurer of the Investment Adviser (since 1999); Senior Vice President and Treasurer of Princeton Services, Inc. (since 1999); Vice President of FAM Distributors, Inc. (since 1999); First Vice President of the Investment Adviser (1990 - 1997).


     ANNA MARIE S. LOPEZ (33) -- Assistant Treasurer and Assistant
Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Compliance Officer of the Investment Adviser (since 1997); Manager, Price Waterhouse (1991 - 1997).



     TURNER SWAN (39) -- Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Attorney with the Investment Adviser (since 1997); Attorney, Sheppard, Mullin, Richter & Hampton LLP (1995 - 1997); Attorney, Trout Trading Management Company Ltd. (1993 - 1995).



     GRACIE FERMELIA (39) -- Vice President and Assistant Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Director of the Investment Adviser (since 2000); Vice President of the Investment Adviser
(1994 - 2000); Senior Manager, Price Waterhouse (1985 - 1994).


     The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser. The following table sets forth the aggregate compensation paid to the Trustees during the Trust's fiscal year ended June 30, 2000 and the aggregate compensation paid to the Trustees for service on the Trust's Board and that of any other fund for which the Investment Adviser serves as investment adviser or which has an investment adviser that is an affiliated person of the Investment Adviser ("Fund Complex") for the year ended December 31, 1999.

                                                                     TOTAL 1999
                                                                    COMPENSATION
                                                                     FROM TRUST
                                                                      AND FUND
                                                     AGGREGATE        COMPLEX
                                                    COMPENSATION        PAID
                 NAME OF TRUSTEE                     FROM TRUST     TO TRUSTEES*
                 ---------------                    ------------    ------------
Michael Baxter....................................    $   -0-         $    -0-
Robert L. Burch III...............................    $27,859         $ 34,000
John A. G. Gavin..................................    $27,859         $ 25,000
Joe Grills........................................    $27,859         $232,333
Nigel Hurst-Brown.................................    $   -0-         $    -0-
Robert B. Hutchinson**............................    $12,000         $ 34,000
Madeleine A. Kleiner..............................    $27,859         $ 18,000
Merle T. Welshans**...............................    $12,000         $ 34,000
Richard R. West...................................    $27,859         $422,225

---------------
 * Each Trustee also serves as a Trustee of Mercury HW Variable Trust, Fund Asset Management Master Trust and Merrill Lynch Investment Managers Funds, Inc. Messrs. Grills and West also serve on the boards of other investment companies advised by the Investment Adviser or its advisory affiliates.

** Messrs. Hutchinson and Welshans retired on November 12, 1999.

     The Trustees may be eligible for reduced sales charges on purchases of Class I shares. See "Purchase of Shares -- Reduced Initial Sales
Charges -- Purchase Privileges of Certain Persons."

     For information as to ownership of shares, see "General
Information -- Principal Holders."

ADVISORY ARRANGEMENTS

     Investment Advisory Services and Fee. The Trust on behalf of the Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Adviser as investment adviser. Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Fund and continuously reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all office space, facilities, equipment and necessary personnel for management of the Fund. The Investment Adviser receives for its services to the Fund a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

     Prior to October 6, 2000, the Trust on behalf of the Fund was party to an investment advisory agreement under which it paid Merrill Lynch Investment Managers, L.P., an affiliate of the Investment Adviser, a fee at the annual rate of 0.75% of its average daily net assets. For the fiscal years ended June 30, 2000, 1999 and 1998, as a result of its agreement to limit Fund expenses, Merrill Lynch Investment Managers, L.P. waived its fee in the amounts of $54,806, $46,081 and $40,200, respectively. For the fiscal years ended June 30, 2000, 1999 and 1998, the Fund paid no advisory fees and Merrill Lynch Investment Managers, L.P. reimbursed the Fund in the amounts of $1,326, $13,497 and $52,325, respectively.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Payment of Fund Expenses. The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Investment Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees who are affiliated persons of the Investment Adviser. The Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by FAM Distributors, Inc. (the "Distributor")), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.


     Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are Merrill Lynch & Co., Inc. ("ML & Co."), a financial services holding company and the ultimate parent of Merrill Lynch, and Princeton Services, Inc. ML & Co. and Princeton Services, Inc. are "controlling persons" of the Investment Adviser as defined under the 1940 Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.


     Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually
(a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The

Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser without penalty on 60 days' written notice to the other party.

ACCOUNTING AND ADMINISTRATIVE SERVICES

     The Trust has entered into a Fund Accounting and Administration Servicing Agreement (the "Fund Accounting Agreement") with the Investment Adviser acting as service provider. The Fund Accounting Agreement obligates the Investment Adviser to provide certain accounting and administrative services to the Trust. The Trust reimburses the Investment Adviser for its costs in connection with such services.


     Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee ranging from $11.00 to $23.00 per account (depending on the level of services required) and certain other fees relating to special processing of sub-transfer agency relationships. The Transfer Agent is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.


     Distribution Expenses. The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the "Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Advisory Agreement described above.

CODE OF ETHICS

     The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust, the Investment Adviser and the Distributor (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of all employees of the Investment Adviser and the Distributor and, as described below, imposes additional, more onerous, restrictions on fund investment personnel.

     The Code of Ethics requires that all employees of the Investment Adviser and the Distributor pre-clear any personal securities investments (with limited exceptions, such as mutual funds, high-quality short-term securities and direct obligations of the U.S. government). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser and the Distributor include a ban on acquiring any securities in a "hot" initial public offering. In addition, investment personnel are prohibited from profiting on short-term trading in securities. No employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Code of Ethics provides for trading "blackout periods" which prohibit trading by investment personnel of the Fund within seven calendar days before or after trading by the Fund in the same or an equivalent security.

                               PURCHASE OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.


     The Fund issues four classes of shares: shares of Class I and Class A are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class I, Class A, Class B and Class C share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class A, Class B and Class C shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class A shares, are imposed directly against those classes and not against all assets of the Fund, and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs in relation to a particular class are borne exclusively by that class. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Distribution Plan for Class A shares). Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."


     FAM Distributors, Inc., an affiliate of the Investment Adviser and of Merrill Lynch, with offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P.O. Box 9081, Princeton, New Jersey 08543-9081), acts as Distributor for the Fund.


     Investors should understand that the purpose and function of the initial sales charges with respect to the Class I and Class A shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.



     The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by selected securities dealers or other financial intermediaries prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of regular trading on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of regular trading on the NYSE on that day, such orders shall be deemed received on the next business day. Selected securities dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to purchase shares at that day's offering price.



     The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor for any reason, including to prevent the "market-timing" of the Fund. Neither the Distributor nor the selected securities dealers or other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain selected securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.


INITIAL SALES CHARGE ALTERNATIVES -- CLASS I AND CLASS A SHARES



     Investors who prefer an initial sales charge alternative may elect to purchase Class A shares or, if an eligible investor, Class I shares.



     Investors choosing the initial sales charge alternative who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares, because there is an account maintenance fee imposed on Class A shares.



     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.



     Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors who beneficially owned Investor Class shares before October 6, 2000 or who currently beneficially own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account at net asset value. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain programs sponsored by the Investment Adviser or its affiliates, and investors with accounts with financial intermediaries who participate in transaction fee programs and invest at least $250,000 for their customers in the Fund. Class I shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions, provided that the participant has $3 million or more initially invested in affiliate-advised investment companies. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of investment companies advised by the Investment Adviser or its affiliates, including the Fund, and to employees of certain selected securities dealers or other financial intermediaries. Class I shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class I or Class A shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class A shares, the account maintenance fee. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other affiliate-advised funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing

Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.



     The Distributor may reallow discounts to selected securities dealers or other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such selected securities dealers or other financial intermediaries. Since selected securities dealers or other financial intermediaries selling Class I and Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.



REDUCED INITIAL SALES CHARGES


     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.


     Reinvested Dividends. No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends.



     Right of Accumulation. Reduced sales charges apply through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's selected securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.



     Letter of Intent. Reduced sales charges apply to purchases aggregating $25,000 or more of Class I or Class A shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.


     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund, a series of Financial Institutions Series Trust ("Summit"), into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.


     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I or Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class A shares approximately eight years after the plan purchases the first share of any Mercury mutual fund. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected securities dealer or other financial intermediary.


     Managed Trusts. Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

     Purchase Privileges of Certain Persons. Trustees of the Trust and of other investment companies advised by the Investment Adviser or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Investment Adviser, Merrill Lynch Investment Managers, L.P., Merrill Lynch Investment Managers International Limited and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected securities dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and Trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.


     Class I and Class A shares are also offered at net asset value to participants in certain investment programs including certain purchases in connection with certain programs sponsored by the Investment Adviser or its affiliates and certain transaction fee programs.



     Acquisition of Certain Investment Companies. Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.


     A waived sales charge on a purchase of Class I shares will apply to current beneficial shareholders who were also beneficial shareholders of the Fund as of the opening of business of the Fund on October 6, 2000.


DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES



     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Mercury mutual funds.



     Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class A shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.



     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

     Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.



     The following table sets forth the Class B CDSC:



                                            CDSC AS A PERCENTAGE
                                              OF DOLLAR AMOUNT
     YEAR SINCE PURCHASE PAYMENT MADE        SUBJECT TO CHARGE
     --------------------------------       --------------------
0-1.......................................          4.0%
1-2.......................................          4.0%
2-3.......................................          3.0%
3-4.......................................          3.0%
4-5.......................................          2.0%
5-6.......................................          1.0%
6 and thereafter..........................          None



     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).



     As discussed in the Prospectus under "Account Choices -- Pricing of
Shares -- Class B and C Shares -- Deferred Sales Charge Options," while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an individual retirement account ("IRA") or other retirement plan or redemption of Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, the reduction or waiver applies to: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan on attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or if later, reasonably promptly following completion of probate or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).



     The charge may also be reduced or waived in other instances, such as: (a) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; (b) redemptions in connection with participation in certain fee-based programs of the Investment Adviser or its affiliates; (c) redemptions in connection with participation in certain fee-based programs of selected securities dealers and other financial intermediaries that have agreements with the Investment Adviser or Distributor; or (d) withdrawals through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established. See "Shareholder Services -- Fee-Based Programs" and "-- Systematic Withdrawal Plans."



     Conversion of Class B Shares to Class A Shares. After approximately eight years (the "Conversion Period"), Class B shares of the Fund will be converted automatically into Class A shares of the Fund. Class A shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets of the Fund but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.



     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class A shares of the Fund.



     The Conversion Period may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."



     Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.



     Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plans. See "Shareholder Services -- Systematic Withdrawal Plans."



     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers and other financial intermediaries (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (the "NASD") asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.



DISTRIBUTION PLANS



     Reference is made to "Account Choices -- Pricing of Shares" in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     The Distribution Plans for each of the Class A, Class B and Class C shares provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and selected securities dealers or other financial intermediaries (pursuant to sub-agreements) in connection with account maintenance activities with respect to Class A, Class B and Class C shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote on any material changes to expenses charged under the Class A Distribution Plan).



     The Distribution Plans for each of the Class B and Class C shares provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and selected securities dealers or other financial intermediaries (pursuant to sub-agreements) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to securities dealers and other financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the Distributor to compensate securities dealers and other financial intermediaries in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class I and Class A shares of the Fund in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.



     The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the 1940 Act. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of each Distribution Plan to the Fund and the related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of its Distribution Plans and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.



     Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from each Distribution Plan may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information will be presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial intermediary compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs and the expenses consist of financial intermediary compensation.



LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES



     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).


                              REDEMPTION OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.


     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.


     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares of the Fund at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

     The Trust has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund's Transfer Agent, Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the address of record on the Transfer Agent's register and (iii) the address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

     A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-236-4479. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client's bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

     Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

     For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which usually will not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

REPURCHASE

     The Fund also will repurchase its shares through a shareholder's listed selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of regular trading on the NYSE (generally, regular trading on the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of regular trading on the NYSE on the same day.

     Selected securities dealers and other financial intermediaries have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to obtain that day's closing price.


     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain selected securities dealers and other financial intermediaries may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other selected securities dealers may be higher or lower. Repurchases made through the Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem Fund shares as set forth above.


REINSTATEMENT PRIVILEGE -- CLASS I AND CLASS A SHARES



     Shareholders of the Fund who have redeemed their Class I and Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares of the Fund, as the case may be, at the net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.


                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "Account Choices -- How Shares are Priced" in the Prospectus.


     The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of the close of regular trading. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     Net asset value of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser, are accrued daily.


     The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. Moreover, the per share net asset value of the Class B and Class C shares of the Fund generally will be lower than the per share net asset value of Class A shares of the Fund, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes of the Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends which will differ by approximately the amount of the expense accrual differentials between the classes.


     Portfolio securities, including ADRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of regular trading on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

     Generally, trading in non-U.S. securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Each investor in the Fund may add to or reduce its investment in the Fund on each day the NYSE is open for trading. The value of each investor's interest in the Fund will be determined as of the close of regular trading on the NYSE by multiplying the net asset value of the Fund by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Fund. The close of regular trading on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund after the close of regular trading on the NYSE on the next determination of net asset value of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE


     No Class A, Class B and Class C shares were outstanding as of June 30, 2000. An illustration of the computation of the offering price for Class I shares of the Fund based on the net asset value of the Fund's shares on June 30, 2000 is as follows:



                                                                CLASS I
                                                              -----------
Net Assets..................................................  $10,255,751
                                                              ===========
Number of Shares Outstanding................................      804,134
                                                              ===========
Net Asset Value Per Share (net assets divided by number of
  shares outstanding).......................................  $     12.75
Sales Charge (for Class I Shares; 5.25% of Offering Price;
  (5.54% of net amount invested))*..........................         0.71
                                                              -----------
Offering Price..............................................  $     13.46
                                                              ===========


---------------
* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.


     Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" herein.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

     Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees, the Investment Adviser may consider sales of Fund shares as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

     Subject to obtaining the best net results, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Fund will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

     Foreign equity securities may be held by the Fund in the form of ADRs or other securities convertible into foreign equity securities. ADRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Fund's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage the portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Fund's portfolio strategies.

     The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch or an affiliate is a member or in a private placement in which Merrill Lynch or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates.

     Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:

FISCAL YEAR ENDED  AGGREGATE BROKERAGE   COMMISSIONS PAID
    JUNE 30,        COMMISSIONS PAID     TO MERRILL LYNCH
-----------------  -------------------   ----------------
      2000               $39,899               $-0-
      1999               $27,997               $-0-
      1998               $11,847               $-0-

     The Board of Trustees has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Board of Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.


     Shareholders considering transferring their Class I or Class A shares from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the Class I or Class A shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class I or Class A shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class I or Class A shares.



     Shareholders interested in transferring their Class B or Class C shares from a selected securities dealer or other financial intermediary and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent.


     Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer, and all future trading of these assets must be coordinated by the new firm.


     Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected securities dealer or other financial intermediary for those shares.


EXCHANGE PRIVILEGE


     Shareholders of each class of shares of the Fund have an exchange privilege with certain other Mercury mutual funds and Summit, which is a Merrill Lynch-sponsored money market fund specifically designated to be available for exchange by holders of Class I, Class A, Class B and Class C shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares used in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.



     Exchanges of Class I and Class A Shares. Under the Fund's pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund if they already hold Class I shares of the second fund or are otherwise eligible to buy Class I shares of the second fund. If the Class I shareholder wants to exchange Class I shares for shares of a second Mercury mutual fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of the second Mercury mutual fund.



     Exchanges of Class I or Class A shares outstanding ("outstanding Class I or Class A shares") for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit ("new Class I or Class A shares") are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such

Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis. For purposes of the exchange privilege, Class I and Class A shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.



     Exchanges of Class B and Class C Shares. In addition, the funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of another Mercury mutual fund or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange was made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of another Mercury fund ("new Mercury Fund") after having held the Fund's Class B shares for two-and-a-half years. The 3% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of new Mercury Fund and receive cash. There will be no CDSC due on this redemption since by "tacking" on the two-and-a-half-year holding period of the Fund's Class B shares to the four-year holding period for the new Mercury Fund Class B shares, the investor will be deemed to have held the new Mercury Fund Class B shares for more than six years.



     Exchanges for Shares of a Money Market Fund. Class I and Class A shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class I or Class A shares of affiliate-advised Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of affiliate-advised Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain fee-based programs for which alternative exchange arrangements may exist. Please see your financial intermediary for further information.



     Prior to October 12, 1998, exchanges from other affiliate-advised Funds into a money market fund were directed to certain affiliate-advised money market funds other than Summit. Shareholders who exchanged affiliate-advised Fund shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.



     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her financial consultant, who will advise the relevant Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their selected securities dealers or other financial intermediaries. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor. The Fund may refuse to permit exchanges to prevent shareholders from market-timing the Fund.

FEE-BASED PROGRAMS


     Certain fee-based programs sponsored by affiliates of the Investment Adviser, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified as may the Conversion Period applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based on the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding certain specific Programs (including charges and limitations on transferability applicable to shares that may be held in such Programs) is available in each such Program's client agreement and from the Transfer Agent at 1-800-236-4479.


RETIREMENT PLANS

     The minimum initial purchase to establish a retirement plan is $100. Dividends received in retirement plans are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and educational savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

AUTOMATIC INVESTMENT PLANS


     A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if he or she is an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected securities dealer or other financial intermediary. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.


AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Shareholders may, at any time, by written notification to their selected securities dealer or other financial intermediary if their account is maintained with a selected securities dealer or other financial intermediary, or by written notification or by telephone (1-800-236-4479) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or capital gains paid with respect to shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.


     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as of the close of regular trading on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of regular trading on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.



     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class A shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial consultant.


     Withdrawal payments should not be considered dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

                            DIVIDENDS AND TAX STATUS

     The Fund has qualified as, and intends to remain qualified as, a regulated investment company under Subchapter M of the Code. Qualification as a regulated investment company exempts the Fund (but not its shareholders) from paying Federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains (i.e., the excess of net long-term capital gains over net long-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long the shareholders have held their shares in the Fund. Thus, failure by the Fund to qualify as a regulated investment company would result in all of its income being subject to Federal income tax at corporate rates.

     Qualification as a regulated investment company requires, among other things, that (1) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of stock or securities or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (2) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, in order not to be subject to Federal taxation, the Fund must distribute to its shareholders at least 90% of its investment company taxable income earned in each year.


     It is the Fund's intention to distribute substantially all of its net investment income, if any, annually. All net realized capital gains, if any, are distributed to the Fund's shareholders at least annually. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class I and Class A shares as a result of the account maintenance and distribution fees applicable to the Class B and Class C shares. Similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See "Pricing of Shares -- Determination of Net Asset Value." Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.


     The Fund is required to pay a non-deductible 4% excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for that calendar year, 98% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Fund intends to meet these distribution requirements to avoid excise tax liability. The Fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would result in a capital loss for Federal income tax purposes.

     In determining the extent to which the Fund's dividends may be eligible for the 70% dividends-received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from certain other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction. Individual shareholders are not eligible for the dividends-received deduction.

     Upon sale or exchange of shares of the Fund, a shareholder will realize short-term or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of capital gains dividends received with respect to such shares.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the reinvestment of a dividend paid by the Fund constitute a replacement of shares.

     The foregoing is a general and abbreviated summary of the Federal income tax consequences of an investment in the Fund, and is based on the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent sections of the Code and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change by legislative or administrative action, and any such change may be prospective or retroactive. Ordinary income and capital gains dividends may also be subject to state and local taxes. Investors are urged to consult their attorneys or tax advisers regarding specific questions as to Federal, foreign, state or local taxes.

                                PERFORMANCE DATA


     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class I, Class A, Class B and Class C shares in accordance with a formula specified by the Commission.



     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period as in the case of Class B and Class C shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and the distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class.

 .

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Average annual total returns for the periods ended June 30, 2000 are as follows:

                                                  ONE       SINCE
                                                 YEAR     INCEPTION
                                                 -----    ---------
Class I*.......................................  10.41%     14.40%     (Since 1/2/97)

---------------
* There were no sales charges during this period. Sales charges went into effect on October 6, 2000.


     In order to reflect the reduced sales charges in the case of Class I or Class A shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.



     In advertising and sales literature, the Fund may compare its performance to that of various broad market indexes, including without limitation the Russell Midcap Index, Russell Midcap Value Index, Standard & Poor's 500 Composite Stock Price Index and other published indexes. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, the Fund may refer in advertising or sales literature to
(i) mutual fund performance ratings, rankings and comparisons (including risk-adjusted ratings, rankings and comparisons), (ii) other comparisons of mutual fund data including assets, expenses, fees and other data, and (iii) other discussions reported in Barron's, Business Week, CDA Investment Technology, Inc., Financial World, Forbes Magazine, Fortune Magazine, Lipper Inc., Money Magazine, U.S. News & World Report, The Wall Street Journal and other industry publications. The Fund may also make reference to awards that may be given to the Investment Adviser. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.



     The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund's portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund's performance or portfolio composition to that of other funds or types of investments, indexes relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES


     The Declaration of Trust permits the Trustees to establish and designate separate portfolios or funds of the Trust holding the assets of the Trust, the beneficial interests in each of which are represented by a separate series of shares. The Trustees are permitted to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the particular fund. Each share represents an interest in a fund proportionately equal to the interest of each other share except that the Class A, B and C shares are subject to distribution and account maintenance fees payable under the Plans of Distribution. Upon a fund's liquidation, all shareholders would share pro rata in the net assets of the fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. The Board of Trustees has created ten funds and ten series of shares, and may create additional funds and series in the future, which have separate assets and liabilities.


     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     Ten shareholders holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

     The Trust or the Fund may be terminated if approved by the vote of a majority of the Trustees or by the approval of the holders of a majority of the Trust's (or the Fund's) outstanding shares, as defined in the 1940 Act. If not so terminated, the Trust will continue indefinitely.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. While Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     Common expenses incurred by the Trust are allocated among the funds based upon: (1) relative net assets; (2) as incurred on a specific identification basis; or (3) evenly among the funds, depending on the nature of the expenditure.


     Except for (1) changes which do not adversely affect the rights of Trust shareholders, (2) a change in the name of the Trust, or a fund or series or class thereof, (3) authorization of a new fund or series or class, (4) changes to supply any omission or correct any ambiguous or defective provision, or (5) changes required by any Federal, state or similar regulatory authority or required by the Code to eliminate or reduce any Federal, state or local taxes which may be payable by the Fund or its shareholders, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of at least 67% of the Trust's outstanding shares at a meeting at which more than 50% of its outstanding shares are present in person or represented by proxy. The holders of shares have no preemptive or conversion rights. Shares when issued pursuant to the Prospectus are fully paid and non-assessable, except as set forth above.


ISSUANCE OF FUND SHARES FOR SECURITIES

     Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

REDEMPTION IN KIND

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as custodian of the Fund's assets (the "Custodian"). The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly-owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

     Gardner, Carton & Douglas, 321 North Clark Street, Chicago, Illinois 60610, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.

PRINCIPAL HOLDERS


     As of October 30, 2000, the following shareholders owned of record, and to the knowledge of the Fund, beneficially more than 5% of the outstanding shares of the Fund:



        MLRAP, PO Box 30532, New Brunswick, NJ 08989 -- 9.05% of Class I shares.



        MLSIP, PO Box 30532, New Brunswick, NJ 08989 -- 23.71% of Class I shares.



        Elizabeth B. Janeway Foundation, PO Box 60078, Los Angeles, CA 90060-0078 -- 5.20% of Class I shares.



     As of October 30, 2000, the following shareholders owned of record, but not beneficially, more than 5% of the outstanding shares of the Fund:



        Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4122 -- 24.27% of Class I shares.



        National Financial Service Corp., One Financial Center, 5th Floor, 200 Liberty Street, New York, NY 10281-1003 -- 5.24% of Class I shares.



     As of October 30, 2000, the Trust's officers and Trustees as a group owned 0.75% of the Fund's outstanding shares.

Code #: MHW-SAI-1050-0101

                                     PART C
                               OTHER INFORMATION

ITEM 23.  EXHIBITS.

                 (a)(1)   Restated Declaration of Trust1
                    (2)   Certificate of Designation1
                    (3)   Amended and Restated Certificate of Designation3
                    (4)   Certificate of Amendment of Restated Declaration of
                          Trust7
                    (5)   Amended and Restated Certificate of
                          Designation7
                    (6)   Form of Amended and Restated Certificate of
                          Designation*
                 (b)      By-Laws4
                 (d)      (1)     Amended and Restated Investment Advisory
                                  Agreement relating to the Mercury HW Balanced
                                  Fund*
                          (2)     Amended and Restated Investment Advisory
                                  Agreement relating to the Mercury HW Large
                                  Cap Value Fund*
                          (3)     Amended and Restated Investment Advisory
                                  Agreement relating to the Mercury
                                  International Value Fund*
                          (4)     Amended and Restated Investment Advisory
                                  Agreement relating to the Mercury HW
                                  Equity Fund for Insurance Companies*
                          (5)     Amended and Restated Investment Advisory
                                  Agreement relating to the Mercury HW
                                  Small Cap Value Fund*
                          (6)     Amended and Restated Investment Advisory
                                  Agreement relating to the Mercury Short-Term
                                  Investment Fund*
                          (7)     Amended and Restated Investment Advisory
                                  Agreement relating to the Mercury HW Mid-Cap
                                  Value Fund*
                          (8)     Amended and Restated Investment Advisory
                                  Agreement relating to the Mercury HW Global
                                  Value Fund*
                          (9)     Amended and Restated Sub-advisory Agreement
                                  with Merrill Lynch Investment Managers
                                  International Limited and Merrill Lynch Asset
                                  Management U.K. Limited for the Mercury HW
                                  International Value Fund*
                          (10)    Amended and Restated Sub-advisory Agreement
                                  with Merrill Lynch Investment Managers
                                  International Limited and Merrill Lynch Asset
                                  Management U.K. Limited for the Mercury HW
                                  Global Value Fund*

                 (e)      (1)  Distribution Agreement with FAM Distributors,
                               Inc.*
                          (2)  Form of Selected Dealer Agreement6
                 (g)           Custodian Agreement with Brown Brothers Harriman
                               & Co.6

                 (h)      (1)  Fund Accounting and Administration Servicing
                               Agreement with MLAM Fund Accounting6
                          (2)  License Agreement with Merrill Lynch & Co., Inc.1
                          (3) Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement with Financial Data Services, Inc.6
                          (4) Administration Agreement with Fund Asset Management, L.P. for Mercury Low Duration Fund*
                          (5) Administration Agreement with Fund Asset Management, L.P. for Mercury Total Return Bond Fund*
                          (6)  Amended and Restated Expense Cap Agreement7
                          (7)  License Agreement Related to the Mercury Name*
                          (8)  Credit Agreement5
                          (9) Form of Amendment to Amended and Restated Expense Cap Agreement*
                 (i)  (1) Legal opinion4
                      (2) Opinion and Consent of counsel7
                      (3) Consent of Counsel*
                 (j)  (1) Consent of PricewaterhouseCoopers LLP*
                      (2) Consent of Gardner, Carton & Douglas*
                 (m)  (1) Form of Amended and Restated Class A Distribution Plan
                          and Class A Distribution Plan Sub-Agreement*
                      (2) Form of Class B Distribution Plan and Class B
                          Distribution Plan Sub-Agreement*
                      (3) Form of Class C Distribution Plan and Class C
                          Distribution Plan Sub-Agreement*
                 (n)      Amended and Restated Rule 18f-3 Plan7
                 (p)      Code of Ethics6



         1Incorporated herein by reference and previously filed as an exhibit to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on December 17, 1996 (File No. 2-96219).

         2Incorporated herein by reference and previously filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on August 28, 1998 (File No. 2-96219).

         3Incorporated herein by reference and previously filed as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on January 29, 1999 (File No. 2-96219).

         4Incorporated herein by reference and previously filed as an exhibit to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on August 20, 1999 (File No. 2-96219).

         5Incorporated by reference and previously filed as Exhibit(h)(10) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Hotchkis and Wiley Variable Trust filed via EDGAR on April 7, 2000 (File No. 333-24349).

         6Incorporated by reference and previously filed as an exhibit to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on August 1, 2000 (File No. 2-96219).

         7Incorporated by reference and previously filed as an exhibit to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed via EDGAR on October 4, 2000 (File No. 2-96219).

--------------------------
*        Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         See "General Information -- Principal Holders" in the Statements of Additional Information.

ITEM 25.  INDEMNIFICATION.

         Section 12 of Article SEVENTH of Registrant's Declaration of Trust, states as follows:

                (c)(1) As used in this paragraph the following terms shall have the meanings set forth below:

                           (i) the term "indemnitee" shall mean any present or former Trustee, officer or employee of the Trust, any present or former Trustee or officer of another trust or corporation whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, any present or former investment advisor, sub-advisor or principal underwriter of the Trust and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

                          (ii) the term "covered proceeding" shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

                          (iii) the term "disabling conduct" shall mean willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                          (iv) the term "covered expenses" shall mean expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

                          (v) the term "adjudication of liability" shall mean, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

                 (d) The Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct.

                 (e) Except as set forth in (d) above, the Trust shall indemnify an indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee, if a determination has been made that the indemnitee was not liable by reason of disabling conduct by (i) a final decision of the court or other body before which the covered proceeding was brought; or (ii) in the absence of such decision, a reasonable determination, based on a review of the facts, by either (a) the vote of a majority of a quorum of Trustees who are neither "interested persons," as defined in the 1940 Act, nor parties to the covered proceeding or (b) an independent legal counsel in a written opinion; provided that such Trustees or counsel, in reaching such determination, may but need not presume the absence of disabling conduct on the part of the indemnitee by reason of the manner in which the covered proceeding was terminated.

                 (f) Covered expenses incurred by an indemnitee in connection with a covered proceeding shall be advanced by the Trust to an indemnitee prior to the final disposition of a covered proceeding upon the request of the indemnitee for such advance and the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that the indemnitee is entitled to indemnification thereunder, but only if one or more of the following is the case: (i) the indemnitee shall provide a security for such undertaking; (ii) the Trust shall be insured against losses arising out of any lawful advances; or (iii) there shall have been a determination, based on a review of the readily available facts (as opposed to a full trial-type inquiry) that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification by either independent legal counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" as defined in the 1940 Act nor parties to the covered proceeding.

                 (g) Nothing herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnitees to the extent permitted by the 1940 Act or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by the 1940 Act.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

        Fund Asset Management, L.P. ("FAM" or the "Investment Adviser") acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings Fund, Inc., Mercury HW Variable Trust, Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Investment Managers Funds, Inc., Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch World Income Fund, Inc., The Asset Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

        Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Master Global Financial Services Trust, Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., and The Asset Program, Inc.; and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc., and Merrill Lynch Senior Floating Rate Fund II, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

        The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665, and the address of Mercury HW Variable Trust and Merrill Lynch Investment Managers Funds, Inc. is 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017-5400. The address of FAM, MLIM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. ("FAMD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

        Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since July 1, 1998 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll, Giordano and Monagle are officers of one or more of such companies.

      Name                              Position(s) with              Other Substantial Business, Profession,
                                     the Investment Adviser                   Vocation or Employment
ML & Co.                             Limited Partner                  Financial Services Holding Company;
                                                                      Limited Partner of MLIM
Princeton Services                   General Partner                  General Partner of MLIM
Jeffrey M. Peek                      President                        President of MLIM; President and Director
                                                                      of Princeton Services; Executive Vice
                                                                      President of ML & Co.; Managing Director
                                                                      and Co-Head of the Investment Banking
                                                                      Division of Merrill Lynch in 1997; Senior
                                                                      Vice President of the Global Securities and
                                                                      Economics Division of Merrill Lynch from
                                                                      1995 to 1997
Terry K. Glenn                       Executive Vice President         Executive Vice President of MLIM;
                                                                      Executive Vice President and Director of
                                                                      Princeton Services; President and Director of
                                                                      FAMD; Director of FDS; President of
                                                                      Princeton Administrators
Gregory A. Bundy                     Chief Operating Officer and      Chief Operating Officer and Managing
                                     Managing Director                Director of MLIM; Chief Operating Officer
                                                                      and Managing Director of Princeton
                                                                      Services; Co-CEO of Merrill Lynch Australia
                                                                      from 1997 to 1999
Donald C. Burke                      Senior Vice President and        Senior Vice President, Treasurer and Director
                                     Treasurer                        of Taxation of MLIM; Senior Vice President
                                                                      and Treasurer of Princeton Services; Vice
                                                                      President of FAMD; First Vice President of
                                                                      MLIM from 1997 to 1999; Vice President of
                                                                      MLIM from 1990 to 1997
Michael G. Clark                     Senior Vice President            Senior Vice President of MLIM; Senior Vice
                                                                      President of Princeton Services; Treasurer
                                                                      and Director of FAMD; First Vice President
                                                                      of MLIM from 1997 to 1999; Vice President
                                                                      of MLIM from 1996 to 1997
Robert C. Doll, Jr.                  Senior Vice President            Senior Vice President of MLIM; Senior Vice
                                                                      President of Princeton Services; Chief
                                                                      Investment Officer of OppenheimerFunds,
                                                                      Inc. in 1999 and Executive Vice President
                                                                      thereof from 1991 to 1999
Vincent R. Giordano                  Senior Vice President            Senior Vice President of MLIM; Senior Vice
                                                                      President of Princeton Services
Michael J. Hennewinkel               Senior Vice President,           Senior Vice President, Secretary and General
                                     Secretary and General            Counsel of MLIM; Senior Vice President of
                                     Counsel                          Princeton Services
Philip L. Kirstein                   Senior Vice President            Senior Vice President of MLIM; Senior Vice
                                                                      President, Secretary, General Counsel and
                                                                      Director of Princeton Services
Debra W. Landsman-Yaros              Senior Vice President            Senior Vice President of MLIM; Senior Vice
                                                                      President of Princeton Services; Vice
                                                                      President of FAMD
Stephen M. M. Miller                 Senior Vice President            Executive Vice President of Princeton
                                                                      Administrators; Senior Vice President of
                                                                      MLIM; Senior Vice President of Princeton Services
Joseph T. Monagle, Jr.               Senior Vice President            Senior Vice President of MLIM; Senior
                                                                      Vice President of Princeton Services
Gregory D. Upah                      Senior Vice President            Senior Vice President of MLIM; Senior
                                                                      Vice President of Princeton Services

ITEM 27.  PRINCIPAL UNDERWRITERS.

        FAMD acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Master Focus Twenty Trust, Master Global Financial Services Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. and for each of the following additional open-end registered investment companies: Mercury Focus Twenty Fund, Inc., Mercury Global Balanced Fund of Mercury Funds, Inc., Mercury Global Financial Services Fund Inc., Mercury Gold and Mining Fund of Mercury Funds, Inc., Mercury International Fund of Mercury Funds, Inc., Mercury Internet Strategies Fund, Inc., Mercury Large Cap Series Fund, Inc., Mercury Pan-European Growth Fund of Mercury Funds, Inc., Mercury Premier Growth Fund, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Summit Cash Reserves Fund of Financial Institutions Series Trust, Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Internet Strategies Fund, Inc., Merrill Lynch Large Cap Series Fund, Inc., Merrill Lynch Premier Growth Fund, Inc. and Merrill Lynch Small Cap Value Fund, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate Fund II, Inc. and Merrill Lynch U.S. High Yield Fund, Inc.

        Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                                Position(s) and           Position(s) and Office(s)
         Name                 Office(s) with FAMD              with Registrant
Terry K. Glenn               President and Director      None
Michael G. Clark             Treasurer and Director      None
Thomas J. Verage             Director                    None
Robert W. Crook              Senior Vice President       None
Michael J. Brady             Vice President              None
William M. Breen             Vice President              None
Donald C. Burke              Vice President              Vice President and Treasurer
James T. Fatseas             Vice President              None
Debra W. Landsman-Yaros      Vice President              None
Michelle T. Lau              Vice President              None
William Wasel                Vice President              None
Robert Harris                Secretary                   None

         (c)     Not applicable.
ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant or Registrant's investment adviser, 725 S. Figueroa Street, Suite 4000, Los Angeles, California 90017, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or Registrant's transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, or Registrant's custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.

ITEM 29.  MANAGEMENT SERVICES.


         Not applicable.

ITEM 30.  UNDERTAKINGS.

         Not applicable.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles and State of California, on the 31st day of October, 2000.



                                             MERCURY HW FUNDS


                                             By:     /s/ NANCY D. CELICK
                                                -------------------------------
                                                         Nancy D. Celick
                                                             President

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



        Signature                                       Title                            Date
        ---------                                       -----                            ----



   /s/   NANCY D. CELICK                   Principal Executive Officer             October 31, 2000
----------------------------------------
         Nancy D. Celick


   /s/   DONALD C. BURKE                   Principal Financial and Accounting      October 31, 2000
----------------------------------------              Officer
         DONALD C. BURKE

                                                       Trustee
----------------------------------------
         Michael F. Baxter

   /s/   ROBERT L. BURCH III                           Trustee                     October 31, 2000
----------------------------------------
         Robert L. Burch III

    /s/  JOHN GAVIN                                    Trustee                     October 31, 2000
----------------------------------------
         John A.G. Gavin

   /s/   JOE GRILLS                                    Trustee                     October 31, 2000
----------------------------------------
         Joe Grills

   /s/   NIGEL HURST-BROWN                             Trustee                     October 31, 2000
----------------------------------------
         Nigel Hurst-Brown

   /s/   MADELEINE A. KLEINER                          Trustee                     October 31, 2000
----------------------------------------
         Madeleine A. Kleiner

   /s/   RICHARD R. WEST                               Trustee                     October 31, 2000
----------------------------------------
         Richard R. West


                                   SIGNATURES

        Fund Asset Management Master Trust has duly caused this Post-Effective Amendment to the Registration Statement of Mercury HW Funds to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on this 31st day of October, 2000.


                                        FUND ASSET MANAGEMENT MASTER TRUST

                                        By:  /s/ Nancy D. Celick
                                           -------------------------------------
                                             Nancy D. Celick
                                             President

        Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



           Signature                          Title                            Date
           ---------                          -----                            ----
/s/ Nancy D. Celick                 Principal Executive Officer          October 31, 2000
-----------------------------
        Nancy D. Celick

/s/ Donald C. Burke                  Principal Financial and             October 31, 2000
-----------------------------           Accounting Officer
        Donald C. Burke


                                             Trustee
-----------------------------
       Michael F. Baxter


/s/ Robert L. Burch III                      Trustee                     October 31 2000
-----------------------------
     Robert L. Burch III


/s/ John Gavin                               Trustee                     October 31, 2000
-----------------------------
        John A.G. Gavin


/s/ Joe Grills                               Trustee                     October 31, 2000
-----------------------------
           Joe Grills


/s/ Nigel Hurst-Brown                        Trustee                     October 31, 2000
-----------------------------
       Nigel Hurst-Brown


/s/ Madeleine A. Kleiner                     Trustee                     October 31, 2000
-----------------------------
      Madeleine A. Kleiner


/s/ Richard R. West                          Trustee                     October 31, 2000
-----------------------------
        Richard R. West

                                MERCURY HW FUNDS


                                 EXHIBIT INDEX


Exhibit
Number                         Description
-------                        ----------

(a)              (1)      Restated Declaration of Trust1
                 (2)      Certificate of Designation1
                 (3)      Amended and Restated Certificate of
                          Designation3
                 (4)      Certificate of Amendment of Restated Declaration of
                          Trust7
                 (5)      Amended and Restated Certificate of Designation7
                 (6)      Form of Amended and Restated Certificate of
                          Designation*

(b)              By-Laws2

(d)              (1)      Amended and Restated Investment Advisory Agreement
                          relating to the Mercury HW Balanced Fund*
                 (2)      Amended and Restated Investment Advisory Agreement
                          relating to the Mercury HW Large Cap Value Fund*
                 (3)      Amended and Restated Investment Advisory Agreement
                          relating to the Mercury HW International Value Fund*
                 (4)      Amended and Restated Investment Advisory Agreement
                          relating to the Mercury HW Equity Fund for Insurance
                          Companies*
                 (5)      Amended and Restated Investment Advisory Agreement
                          relating to the Mercury HW Small Cap Value Fund*
                 (6)      Amended and Restated Investment Advisory Agreement
                          relating to the Mercury Short-Term Investment Fund*
                 (7)      Amended and Restated Investment Advisory Agreement
                          relating to the Mercury HW Mid-Cap Value Fund*
                 (8)      Amended and Restated Investment Advisory Agreement
                          relating to the Mercury HW Global Value Fund*
                 (9)      Amended and Restated Sub-advisory Agreement with
                          Merrill Lynch Investment Managers International
                          Limited and Merrill Lynch Asset Management U.K.
                          Limited for the Mercury HW International Value Fund*
                 (10)     Amended and Restated Sub-advisory Agreement with
                          Merrill Lynch Investment Managers International
                          Limited and Merrill Lynch Asset Management U.K.
                          Limited for the Mercury HW Global Value Fund*

(e)              (1)      Distribution Agreement with FAM Distributors, Inc.*
                 (2)      Form of Selected Dealer Agreement6

(g)                       Custodian Agreement with Brown Brothers Harriman &
                          Co.6

(h)              (1)      Fund Accounting and Administration Servicing
                          Agreement with MLAM Fund Accounting6
                 (2)      License Agreement with Merrill Lynch & Co., Inc.1
                 (3)      Transfer Agency, Dividend Disbursing Agency and
                          Shareholder Servicing Agreement with Financial Data
                          Services, Inc.6
                 (4)      Administration Agreement with Fund Asset Management,
                          L.P. for Mercury Low Duration Fund*
                 (5)      Administration Agreement with Fund Asset Management,
                          L.P. for Mercury Total Return Bond Fund*
                 (6)      Amended and Restated Expense Cap Agreement7
                 (7)      License Agreement Related to the Mercury Name*
                 (8)      Credit Agreement5
                 (9)      Form of Amendment to Amended and Restated Expense Cap
                          Agreement*

(i)              (1)      Legal opinion4
                 (2)      Opinion and Consent of counsel7
                 (3)      Consent of Counsel*

(j)              (1)      Consent of PricewaterhouseCoopers LLP*
                 (2)      Consent of Gardner, Carton & Douglas*

Exhibit
Number                         Description
-------                        -----------
(m)           (1)    Form of Amended and Restated Class A Distribution Plan and
                     Class A Distribution Plan Sub-Agreement*
              (2)    Form of Class B Distribution Plan and Class B Distribution
                     Plan Sub-Agreement*
              (3)    Form of Class C Distribution Plan and Class C Distribution
                     Plan Sub-Agreement*

(n)           Amended and Restated Rule 18f-3 Plan7

(p)           Code of Ethics6

         1Incorporated herein by reference and previously filed as an exhibit to Post-effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on December 17, 1996 (File No. 2-91216).

         2Incorporated herein by reference and previously filed as an exhibit to Post-effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on August 28, 1998 (File No. 2-91216).

         3Incorporated herein by reference and previously filed as an exhibit to Post-effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on January 29, 1999 (File No. 2-91216).

         4Incorporated herein by reference and previously filed as an exhibit to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on August 20, 1999 (File No. 2-91216).

         5Incorporated by reference and previously filed as Exhibit (h)(10) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Hotchkis and Wiley Variable Trust filed via EDGAR on April 7, 2000 (File No. 333-24349).

         6Incorporated by reference and previously filed as an exhibit to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on August 1, 2000 (File No. 2-96219).

         7Incorporated by reference and previously filed as an exhibit to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed via EDGAR on October 4, 2000 (File No. 2-96219).

--------------------------
*        Filed herewith




                                       2